Exhibit 99.1

News From

IGI LOGO

Buena, NJ 08310

Release Date: November 12, 2003


Contact:    Domenic N. Golato
            Senior Vice President & Chief Financial Officer
            IGI, Inc.
            856-697-1441 ext. 211
            www.askigi.com
            --------------


                  IGI, INC. ANNOUNCES THIRD QUARTER RESULTS


BUENA, NJ November 12, 2003 - IGI, INC. (AMEX: IG) today reported a net loss attributable to common stock of $156,000 or ($.01) per share, for the quarter ended September 30, 2003, compared to a net loss attributable to common stock of $877,000, or ($.07) per share, for the quarter ended September 30, 2002. For the nine months ended September 30, 2003, the net loss attributable to common stock was $427,000, or ($.04) per share, compared to net income attributable to common stock of $7,930,000, or $.69 per share, for the comparable period in 2002. The loss incurred in the third quarter of 2003 is a result of lower product sales as the products reach maturity in their market life cycle, a change in the product sales mix and underabsorbed fixed costs. Also, there were higher development and research expenses as a result of additional projects that are being worked on for existing and potential customers.

"I am pleased to see a revenue increase from last quarter. Our Novasome(R) microencapsulation technology is being formulated for numerous new products in dermatology, cosmetics and other additives," stated Frank Gerardi, Chairman of the Board and CEO of IGI.


                                    # # #
IGI is a company committed to grow by applying its technologies to deliver cost-effective solutions to customer's problems. IGI solves problems in consumer and skin care markets. An increasing number of IGI's solutions are based on the patented Novasome(r) microencapsulation technology which offers value-added qualities to cosmetics, skin care products, dermatological products, chemicals, foods, beverages and other products.

The statements in this release by Frank Gerardi are forward-looking statements that are based on current expectations, estimates and projections about the Company's business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks and uncertainties that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors, including the following: changes in demand for the Company's products, product mix, the timing of customer orders or deliveries, the impact of competitive products and pricing, constraints on supplies of critical components, excess or shortage of production capacity and other risks discussed in the Company's 10-K for the year ended December 31, 2002. In addition, such


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statements could be affected by general industry and market conditions and growth rates, and general domestic and international economic conditions. Such forward-looking statements speak only as of the date on which they are made and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of the release.


                         IGI, INC. AND SUBSIDIARIES
                    CONSOLIDATED STATEMENTS OF OPERATIONS
           (in thousands, except share and per share information)
                                 (Unaudited)


                                                       Three months ended           Nine months ended
                                                          September 30,               September 30,
                                                    ------------------------    ------------------------
                                                       2003          2002          2003          2002
                                                       ----          ----          ----          ----

Revenues:
  Sales, net                                        $      748    $      861    $    2,271    $    2,604
  Licensing and royalty income                             202           285           573           669
                                                    ----------    ----------    ----------    ----------
      Total revenues                                       950         1,146         2,844         3,273

Cost and expenses:
  Cost of sales                                            326           342         1,011         1,096
  Selling, general and administrative expenses             589           567         1,941         1,895
  Product development and research expenses                175           152           478           419
                                                    ----------    ----------    ----------    ----------
Operating income (loss)                                   (140)           85          (586)         (137)
Interest income (expense), net                               -             9             8          (294)
Other income, net                                            -             -             -            58
Loss on early extinguishment of debt                         -             -             -        (2,654)
                                                    ----------    ----------    ----------    ----------
Income (loss) from continuing operations
 before provision for income taxes                        (140)           94          (578)       (3,027)
Provision for income taxes                                   1           935             3           941
                                                    ----------    ----------    ----------    ----------

Loss from continuing operations                           (141)         (841)         (581)       (3,968)
                                                    ----------    ----------    ----------    ----------

Discontinued operations:
  Loss from operations of discontinued business              -             -             -          (401)
  Gain (loss) on sale of discontinued business             (15)          (36)          154        12,432
                                                    ----------    ----------    ----------    ----------
Net income (loss)                                         (156)         (877)         (427)        8,063

Mark to market for detachable stock warrants                 -             -             -          (133)
                                                    ----------    ----------    ----------    ----------
Net income (loss) attributable to common stock      $     (156)   $     (877)   $     (427)   $    7,930
                                                    ==========    ==========    ==========    ==========

Basic and Diluted Earnings (Loss) per Common Share
  Continuing operations                             $     (.01)   $     (.07)   $     (.05)   $     (.36)
  Discontinued operations                                    -             -           .01          1.05
                                                    ----------    ----------    ----------    ----------
  Net income (loss) attributable to common stock    $     (.01)   $     (.07)   $     (.04)   $      .69
                                                    ==========    ==========    ==========    ==========

Weighted Average of Common Stock and
Common Stock Equivalents Outstanding
  Basic and diluted                                 11,355,965    11,766,288    11,379,905    11,448,290


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                         IGI, INC. AND SUBSIDIARIES
                         CONSOLIDATED BALANCE SHEETS
           (in thousands, except share and per share information)


                                                               September 30, 2003
                                                                   (unaudited)       December 31, 2002
                                                               ------------------    -----------------

ASSETS
Current assets:
  Cash and cash equivalents                                         $    632             $  1,999
  Marketable securities                                                  803                    -
  Accounts receivable, less allowance for doubtful accounts
   of $21 and $35 in 2003 and 2002, respectively                         446                  460
  Licensing and royalty income receivable                                150                  166
  Inventories                                                            202                  209
  Prepaid expenses and other current assets                              145                  146
                                                                    --------             --------
      Total current assets                                             2,378                2,980
                                                                    --------             --------
Property, plant and equipment, net                                     2,763                2,862
Other assets                                                              75                   87
                                                                    --------             --------
      Total assets                                                  $ 5 ,216             $  5,929
                                                                    ========             ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Current portion of long-term debt                                 $     18             $     18
  Accounts payable                                                       149                  115
  Accrued payroll                                                         95                   71
  Other accrued expenses                                                 330                  551
  Income taxes payable                                                    11                   16
                                                                    --------             --------
      Total current liabilities                                          603                  771
  Deferred revenue                                                       384                  485
  Long term debt, net of current portion                                 195                  164
                                                                    --------             --------
      Total liabilities                                                1,182                1,420
                                                                    --------             --------

Stockholders' equity:
  Common stock $.01 par value, 50,000,000 shares authorized;
   13,321,705 and 13,262,657 shares issued in 2003 and 2002,
   respectively                                                          133                  133
  Additional paid-in capital                                          23,674               23,644
  Accumulated deficit                                                (18,380)             (17,953)
  Less treasury stock at cost, 1,965,740 and 1,878,640 shares
   in 2003 and 2002, respectively                                     (1,395)              (1,315)
  Accumulated other comprehensive income                                   2                    -
                                                                    --------             --------
  Total stockholders' equity                                           4,034                4,509
                                                                    --------             --------
      Total liabilities and stockholders' equity                    $  5,216             $  5,929
                                                                    ========             ========


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